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                                 Exhibit 23.2
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                     CONSENT OF PRICEWATERHOUSECOOPERS LLP

We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our reports dated December 1, 2000 relating to the financial statements and financial statement schedule which appear in Bio-Vascular, Inc.'s Annual Report on Form 10-K for the fiscal year ended October 31, 2001. We also consent to the references to our Firm under the caption "Experts" in this Registration Statement.


                                                  /s/ PRICEWATERHOUSECOOPERS LLP

Minneapolis, Minnesota
April 12, 2002